                                                                   Exhibit 10.16

         THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL SUCH WARRANT IS REGISTERED UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED. THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON PURCHASE OF THIS WARRANT ARE SUBJECT TO THE RESTRICTIONS ON TRANSFER SET FORTH IN SECTIONS 4 AND 11 OF THIS WARRANT


Warrant No. F-____                                     Number of Shares: _______
(subject to adjustment)
Date of Issuance: February 28, 1997

                             ASCENT PEDIATRICS, INC.

                          Common Stock Purchase Warrant

                         (Void after February 28, 2002)

         Ascent Pediatrics, Inc., a Delaware corporation (the "Company"), for value received, hereby certifies that _________________, or his registered assigns (the "Registered Holder"), is entitled, subject to the terms set forth below, upon exercise of this Warrant to purchase from the Company, at any time or from time to time on or after the first to occur of (x) April 1, 1997 and (y) the occurrence of a Change in Control of the Company (as defined below) and on or before March 1, 2002 at not later than 5:00 p.m. (Boston, Massachusetts time), _________________________ shares of the Company's common stock, $.00004 par value per share (the "Common Stock"), at a purchase price of $0.01 per share. The shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Purchase Price," respectively.

         This Warrant is one of a series of warrants comprising the Company's Series F Common Warrants (as defined in a certain Series F Convertible Preferred Stock and Warrant Purchase Agreement, dated June 28, 1996, among the Company and the Purchasers named therein, as amended, (the "Purchase Agreement")).

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         For purposes of this Warrant, the following events shall be deemed to be a Change in Control of the Company:

                  (a) the date on which any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company, or the Registered Holder or any of its affiliates), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities;

                  (b) the closing of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; and

                  (c) a complete liquidation of the Company or the sale or disposition by the Company of all or substantially all of the Company's assets.


         1.       Purchase.

                  (a) This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase form appended hereto as Exhibit I duly executed by such Registered Holder or by such Registered Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful currency of the United States, of the Purchase Price payable in respect of the number of shares of Warrant Shares purchased upon such exercise.

                  (b) The Registered Holder may, at its option, elect to pay some or all of the Purchase Price payable upon an exercise of this Warrant by cancelling a portion of this Warrant exercisable for such number of Warrant Shares as is determined by dividing (i) the total Purchase Price payable in respect of the number of Warrant Shares being purchased upon such exercise by (ii) the excess of the Fair Market Value per share of Common Stock as of the effective

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
date of exercise, as determined pursuant to Subsection 1(c) below (the "Exercise Date") over the Purchase Price per share. The Fair Market Value per share of Common Stock shall be determined as follows:

         (i) If the Common Stock is listed on a national securities exchange, the Nasdaq National Market, the Nasdaq system, or another nationally recognized exchange or trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the last reported sale price per share of Common Stock thereon on the Exercise Date; or, if no such price is reported on such date, such price on the next preceding business day (provided that if no such price is reported on the next preceding business day, the Fair Market Value per share of Common Stock shall be determined pursuant to clause
(ii)).

         (ii) If the Common Stock is not listed on a national securities exchange, the Nasdaq National Market, the Nasdaq system or another nationally recognized exchange or trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the amount most recently determined by the Board of Directors to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under an employee benefit plan of the Company); and, upon request of the Registered Holder, the Board of Directors (or a representative thereof) shall promptly notify the Registered Holder of the Fair Market Value per share of Common Stock. Notwithstanding the foregoing, if the Board of Directors has not made such a determination within the three-month period prior to the Exercise Date, then (A) the Fair Market Value per share of Common Stock shall be the amount next determined by the Board of Directors to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under an employee benefit plan of the Company), (B) the Board of Directors shall make such a determination within 15 days of a request by the Registered Holder that it do so, and (C) the exercise of this Warrant pursuant to this Subsection 1(b) shall be delayed until such determination is made.

         (c) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Subsection 1(a) above. At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in Subsection 1(d) below shall be deemed to have become the

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holder or holders of record of the Warrant Shares represented by such certificates.

         (d) As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 10 days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct:

                  (i) certificate or certificates for the number of full Warrant Shares to which such Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof; and

                  (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in Subsection 1(a) above.

         (e) The Registered Holder shall be entitled, in respect of all shares of Common Stock acquired through the exercise of this Warrant, to Incidental Registration rights pursuant to Section 8.4 of the Purchase Agreement in connection with (i) any registration statement that the Company proposes to file and (ii), notwithstanding anything to the contrary in Section 8.4 of the Purchase Agreement, any registration statement proposed to be filed pursuant to
Section 8.3 of the Purchase Agreement; for the limited purpose of granting such Incidental Registration rights to the Registered Holder, the shares of Common Stock issuable to the Registered Holder upon exercise of this Warrant shall be considered "Registrable Shares" under Section 8.1 of the Purchase Agreement, it being expressly understood that the Registered Holder shall have no Required Registration rights pursuant to Section 8.3 of the Purchase Agreement in respect of any shares of Common Stock issuable upon exercise of this Warrant.

         2.       Adjustments.

                  (a) If the outstanding shares of the Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of the Common Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately

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after the record date of such dividend be proportionately reduced. If outstanding shares of the Company's Common Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased.

                  (b) When any adjustment is required to be made in the Purchase Price as a result of the operation of Subsection 2(a), the number of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

                  (c) If there shall occur any capital reorganization or reclassification of or other change in the Common Stock (other than a change in par value or a subdivision or combination as provided for in Subsection 2(a) above), or a transfer of all or substantially all of the assets of the Company then, as part of any such reorganization, reclassification, as the case may be, lawful provision shall be made so that the Registered Holder of this Warrant shall receive upon the exercise hereof the kind and amount of shares of stock or other securities or property which such Registered Holder would have been entitled to receive if, immediately prior to any such reorganization, reclassification, as the case may be, such Registered Holder had held the number of shares of Common Stock which were then purchasable upon the exercise of this Warrant. In any such case, appropriate adjustment (as reasonably determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder of this Warrant, such that the provisions set forth in this Section 2 (including provisions with respect to adjustment of the Purchase Price) shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

         3. Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares (as determined on an aggregate basis for each exercise pursuant to this Warrant), but shall make an adjustment therefor in cash on the basis of the Fair Market Value per share of Common Stock, as determined pursuant to Subsection 1(b) above.



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         4.       Requirements for Transfer.

                  (a) This Warrant and the Warrant Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act of 1933, as amended (the "Act"), or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company (which opinion may be rendered by (x) staff counsel to the holder of the Warrant or (y) a law firm then designated by the holder as its special counsel) to the effect that such sale or transfer is exempt from the registration requirements of the Act.

                  (b) Each certificate representing Warrant Shares shall bear a legend substantially in the following form:

         "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such securities are registered under such Act or an opinion of counsel satisfactory to the Company (which opinion may be rendered by (x) staff counsel to the holder of the Warrant or (y) a law firm then designated by the holder as its special counsel) is obtained to the effect that such registration is not required."

The foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Act.

         5. No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

         6. Liquidating Dividends. If the Company pays a dividend or makes a distribution on the Common Stock payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles) except for a stock dividend payable in shares of Common Stock (a "Liquidating Dividend"), then the Company will pay or distribute to the Registered Holder of this Warrant, upon the exercise hereof,

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in addition to the Warrant Shares purchased upon such exercise, the Liquidating
Dividend which would have been paid to such Registered Holder if it had been the owner of record of such Warrant Shares immediately prior to the date on which a record is taken for such Liquidating Dividend or, if no record is taken, the date as of which the record holders of Common Stock entitled to such dividends or distribution are to be determined.

         7.       Notices of Record Date, etc.  In case:

                  (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

                  (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company; or

                  (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, and in each such case, the Company will send or cause to be sent to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which such conversion was effective, or
(iii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be given at least ten (10) days, or if such advance notice is not practicable, then such shorter period as may be practicable, prior to the record date or effective date for an event specified in Subsection 7(a), (b) or (c). Such notice shall be given no later than ten (10) days after the effective date of an event specified in Subsection 7(b).

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
         8. Reservation of Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant such number of Warrant Shares and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

         9. Exchange of Warrants. Upon the surrender by the Registered Holder of any Warrant or Warrants, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 4 hereof, issue and deliver to or upon the order of such Holder, at the Company's expense, a new Warrant or Warrants of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

         10. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company (provided that, for purposes of this Section 10, a letter of indemnity from an entity having total assets of at least $100,000,000 shall be deemed sufficient indemnity), or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

         11.      Transfers, etc.

                  (a) The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Any Registered Holder may change its or his address as shown on the warrant register by written notice to the Company requesting such change.

                  (b) Subject to the provisions of Section 4 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit II hereto) at the principal office of the Company.

                  (c) Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be

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obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

                  (d) Overseas Holders. If such Registered Holder's principal address is a location outside of the United States of America and its territories, such Registered Holder (an "Overseas Holder"):

                           (i) is not a U.S. person (as defined in Securities
Act Rule 902(o) and is not acquiring this Warrant or any Warrant Shares purchased hereunder for the account or benefit of any U.S. person;

                           (ii) will transfer this Warrant or any Warrant Shares
purchased pursuant to any exercise hereunder only (x) in accordance with the provisions of Regulation S promulgated under the Securities Act ("Regulation S"), (y) pursuant to an effective registration statement under the Securities Act, or (z) pursuant to an available exemption from registration under the Securities Act; and

                           (iii) will not offer or sell this Warrant or any
Warrant Shares purchased hereunder to a U.S. person or to or for the account or benefit of a U.S. person prior to the expiration of the one-year period after the date of this Warrant, with respect to a transfer of this Warrant, or one year after the exercise of this Warrant, with respect to any Warrant Shares purchased hereunder.

         12. Giving of Notices, etc. All notices and other communications from the Company to the Registered Holder of this Warrant shall be in writing and shall be deemed effective (i) upon delivery by hand, (ii) two business days after deposit with an express courier service for delivery no later than two business days after such deposit, addressed to the Registered Holder at the address set forth on the warrant register maintained by the Company (or at such other address as may have been last furnished to the Company in writing by the holder), or (iii) upon confirmation of transmittal by telecopy to the Registered Holder, with a hard copy sent in accordance with the preceding clause (ii), to the telecopy number set forth on the warrant register maintained by the Company (or to such telecopy number as may have been last furnished to the Company in writing by the holder). All notices and other communications from the Registered Holder of this Warrant to the Company shall be in writing and shall be deemed effective (i) upon delivery by hand, (ii) two business days after deposit with an express courier service for delivery no later than two business days after such deposit, addressed to the Company at its principal office set forth below, or (iii) upon confirmation of transmittal by telecopy, with a hard copy sent in accordance with the preceding clause (ii),

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to the telecopy number of the Company set forth below. If the Company should at any time change the location of its principal office to a place other than as set forth below or change its telecopy number to a number other than as set forth below, it shall give prompt written notice to the Registered Holder of this Warrant in the manner prescribed herein, and thereafter all references in this Warrant to the location of its principal office or telecopy number at the particular time shall be as so specified in such notice.

         13. No Rights as Stockholder. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

         14. Change or Waiver. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of at least a majority of the Series F Common Warrants (as defined in the Series F Convertible Preferred Stock and Warrant Purchase Agreement, dated June 28, 1996, among the Company and the Purchasers named therein).

         15. Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

         16. Governing Law. This Warrant will be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

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
                                          ASCENT PEDIATRICS, INC.



[Corporate Seal]                          By: ______________________________

ATTEST:                                   Title: ___________________________

                                          Address: 187 Ballardvale Street
                                                   Suite B125
                                                   Wilmington, MA 01887
                                                   Telephone:  508-658-2500
                                                   Telecopier:  508-658-3939


ACCEPTED:

By:_______________________

Name:_____________________




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                                                                       EXHIBIT I


                                  PURCHASE FORM


To:________________                                          Dated:_____________


         The undersigned, pursuant to the provisions set forth in the attached Warrant (No. ___), hereby irrevocably elects to purchase shares of the Common Stock covered by such Warrant and herewith makes payment of $___________, representing the full purchase price for such shares at the price per share provided for in such Warrant.



                                               Signature:

                                               Address: ______________________

                                                        ______________________

                                                                      EXHIBIT II


                                 ASSIGNMENT FORM


         FOR VALUE RECEIVED, ________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant
(No. __) with respect to the number of shares of Common Stock covered thereby set forth below, unto:

Name of Assignee                        Address                    No. of Shares
----------------                        -------                    -------------









Dated:_________________________             Signature:__________________________

Dated:_________________________             Signature:__________________________